Filed Pursuant to Rule 497(a)(1)

File No. 333-169061

Rule 482 ad

TICC Announces Pricing of Public Offering of Common Stock

Greenwich, CT – 11/30/2010 – TICC Capital Corp. (the “Company”) (NASDAQ: TICC) announced today that it has priced a public offering of 4,000,000 shares of its common stock at a public offering price of $10.25 per share for total gross proceeds of $41,000,000. The closing of the offering is subject to customary closing conditions and is expected to take place on December 6, 2010. The Company has granted the underwriters an option to purchase up to an additional 600,000 shares of common stock to cover over-allotments, if any.

Wells Fargo Securities, LLC is acting as the sole book-running manager for the offering. RBC Capital Markets, LLC and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, are acting as co-lead managers.

The Company expects to use the net proceeds from the offering for general corporate purposes, which may include investing in debt or equity securities, and other general corporate purposes, including working capital requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares will be issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077, Attn: Equity Syndicate, (800) 326-5897 or cmclientsupport@wellsfargo.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated November 30, 2010 and accompanying prospectus dated November 17, 2010, each of which have been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About TICC Capital Corp.

TICC Capital Corp. is a publicly traded business development company principally engaged in providing capital to small to mid-size companies. While the structures of its financings vary, it looks to invest primarily in the debt of established businesses. Companies interested in learning more about financing opportunities should contact Debdeep Maji at (203) 983-5285.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in the Company’s prospectus supplement and accompanying prospectus. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events.

Contact:

Bruce Rubin

203-983-5280